                                                                    Exhibit 10.1

                               ASSIGNMENT OF LEASE

THE STATE OF TEXAS        )
                          )
COUNTY OF MATAGORDA       )

                                    RECITALS

1. THAT WHEREAS, the MATAGORDA COUNTY NAVIGATION DISTRICT NO. 2 ("MCND"), as Lessor, executed and delivered to CLINT C. BLACKMAN, JR. ("Blackman"), as Lessee, that one certain Agreement of Lease dated June 22, 1972, as modified on June 16, 1982, covering the tract of land in Matagorda County, Texas as described therein, a true and correct copy of said Lease being attached hereto as EXHIBIT "A" and incorporated herein by reference for all purposes.

2. WHEREAS, Blackman, individually and as General Partner of BAY-TEX TERMINAL, LTD. ("BAY-TEX"), as Lessee, did assign said Lease to FUEL OIL SUPPLY & TERMINALING, INC. ("FOSTI") on the 7th day of February, 1979, said Assignment being recorded in Volume 684 at Page 425 of the Real Property Records of Matagorda County, Texas.

3. WHEREAS, FOSTI did assign the Lease to CRYSEN TRADING & MARKETING, INC., a California Corporation ("Crysen"), with Crysen assuming payment of sums due on a Note secured by a Deed of Trust recorded at Book 187, Page 505, of the Deed of Trust Records of Matagorda County, Texas.

4. WHEREAS, Crysen did assign the Lease to THE WAY ENERGY, INC., a Delaware Corporation ("Energy") on the 16th day of April, 1984, and said Assignment being made subject to, but not the assumption of, the unpaid principal balance and interest accrued on the Note described in Paragraph 3 above. A true and correct copy of said Assignment is attached hereto as Exhibit "B" and incorporated herein by reference for all purposes.

5. WHEREAS, on the 12th day of April, 1990, the PORT OF BAY CITY AUTHORITY, a political subdivision organized under the laws of the State of Texas, and WAY ENERGY, INC. entered into an Amendment of Lease Agreement whereby the Lease Agreement was amended to include as part of the Leased Premises, that certain parcel of land containing 0.40 acres. A true and correct copy of said Amendment of Lease Agreement along with a meets and bounds description and survey plat of the added 0.40 acres is attached as Exhibit "C" and incorporated herein by reference for all purposes.

6. WHEREAS, on the 16th day of August, 1993, the PORT OF BAY CITY AUTHORITY, and WAY ENERGY, INC. entered into a Second Amendment To Lease Agreement whereby the Lease Agreement was amended to include as part of the Leased Premises, that certain parcel of land containing 4.902 acres. A true and correct copy of said Second Amendment To Lease Agreement along with a meets and bounds description and survey plat of the added 4.902 acres is attached as Exhibit "D" and incorporated herein by reference for all purposes.

7. NOW THEREFORE, the undersigned WAY ENERGY, INC, in consideration of (i) the sum of TEN DOLLARS ($10.00) and other good and valuable consideration receipt of which is hereby acknowledged, (ii) the agreement of CSS to waive interest on the herein described Modified Notes until June 1st, 2003, (iii) the agreement of CSS to reduce in an amount of TWO MILLION DOLLARS ($2, 000, 000.00) the amount due and owing on the herein described Modified Notes which were executed by EVANS SYSTEMS, INC., the Parent company of WAY ENERGY, INC. in favor of CAIN, SMITH & STRONG, L.P., a Delaware Limited Partnership on the 20th day of June, 2002, and
(iv) the covenant and agreement of CSS to timely perform all obligations of payment and performance of the Lessee pursuant to the Lease; has granted, sold, transferred, and assigned, and does hereby grant, sell, transfer, and assign unto CSS LAKE JACKSON PROPERTY, L.P.("CSS") the Lease, together with all leasehold and other rights, title, and interest that the undersigned has by virtue of said Lease in and to the property conveyed thereby.

     TO HAVE AND TO HOLD the above described premises, together with all and singular the rights and appurtenances thereto in anyway belonging, unto CSS, its successors and assigns, forever; and WAY ENERGY, INC. does hereby bind itself, its successors and assigns, to warrant and forever defend all and singular the leasehold interest transferred herein unto CSS, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through, and under WAY ENERGY, INC., but not otherwise.

     CSS hereby assumes all obligations, payment and otherwise of WAY ENERGY, INC. and its predecessors in interest under the Lease, and agrees to perform the same promptly and faithfully, and to indemnify and hold WAY ENERGY, INC. harmless with regard to the same.

     WAY ENERGY, INC. agrees to indemnify, defend, and hold CSS harmless against all environmental claims, damages, and liabilities of whatever nature, foreseen or unforeseen, under any state or federal Environmental Laws. However, such obligation to indemnify shall only apply to those environmental conditions which came into existence, or which were created after June 22, 2002 and prior to the effective date of this instrument. All environmental conditions existing prior to June 22, 2002, and all environmental conditions created after the effective date of this instrument shall not be indemnified by WAY ENERGY, INC.

     This Agreement may be executed in multiple counterparts, each of which shall be binding upon the signing part or parties thereto as fully as if all parties had executed one instrument, and all such counterparts shall constitute one and the same instrument. The signature pages of the parties as affixed to the counterparts may be combined, treated, and given effect for all purposes, including recordation, into one single instrument.

     Executed this 13th day of January, 2003.

                                   WAY ENERGY, INC.

                                   By:  /s/ Blair Couey
                                      ----------------------------------
                                      Blair Couey, President

                                   CSS LAKE JACKSON PROPERTY, L.P.

                                   By: CSS Lake Jackson Property, L.L.C.,
                                   General Partner of CSS Lake Jackson
                                   Property, L.P.


                                   By:  /s/ Nancy Cain
                                      ----------------------------------
                                      Nancy Cain, Manager

                                   By:  /s/ Skelly Strong
                                      ----------------------------------
                                      Skelly Strong, Manager

THE STATE OF TEXAS        )
                          )
COUNTY OF WHARTON         )

     This instrument was acknowledged before me on January 13, 2003, by Blair Couey, President of WAY ENERGY, INC., a Delaware Corporation.

                                   /s/ Rebecca White
                                   -------------------------------------
                                   Notary Public, State of Texas

THE STATE OF ARIZONA      )
                          )
COUNTY OF MARICOPA        )

     This instrument was acknowledged before me on January 16, 2003, by Nancy Cain, Manager of CSS Lake Jackson Property, L.L.C, a Delaware Limited Liability Company and General Partner of CSS LAKE JACKSON PROPERTY, L.P., a Delaware Limited Partnership.

                                    /s/ Daniel E. Vincent
                                    ------------------------------------
                                    Notary Public, State of Arizona

THE STATE OF TEXAS        )
                          )
COUNTY OF WALKER          )

     This instrument was acknowledged before me on January 17, 2003, by Skelly Strong, Manager of CSS Lake Jackson Property, L.L.C, a Delaware Limited Liability Company and General Partner of CSS LAKE JACKSON PROPERTY, L.P., a Delaware Limited Partnership.

                                    /s/ Jana C. Stutts
                                    ------------------------------------
                                    Notary Public, State of Texas